UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
FORM 8-K
__________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): April 29, 2026
__________________________________________
NOBLE CORPORATION plc
(Exact name of registrant as specified in its charter)

England and Wales	001-41520	98-1644664
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

2101 CityWest Boulevard,	Suite 600,	Houston,	Texas	77042
(Address of principal executive offices)				(Zip code)
Registrant’s telephone number, including area code: 281 276-6100
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
A Ordinary Shares, par value $0.00001 per share	NE	New York Stock Exchange
Tranche 1 Warrants of Noble Corporation plc	NE WS	New York Stock Exchange
Tranche 2 Warrants of Noble Corporation plc	NE WSA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On April 29, 2026, Noble Corporation plc, a company incorporated in England and Wales (“Noble” or the "Company"), held an annual general meeting of the shareholders of Noble (the “Meeting”).
The specific voting results for the proposals, each of which is described in greater detail in Noble’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 16, 2026, follow below:

1.Resolution 1: The following individual was elected to the Company’s Board of Directors for a term that will expire at the annual general meeting in 2027:

Nominee	For	Against	Abstain	Broker Non-Votes
Erik Bergöö	135,694,312	54,883	115,334	5,359,210
2.Resolution 2: The following individual was re-elected to the Company’s Board of Directors for a term that will expire at the annual general meeting in 2027:

Nominee	For	Against	Abstain	Broker Non-Votes
Patrice Douglas	135,694,034	55,671	114,824	5,359,210
3.Resolution 3: The following individual was re-elected to the Company’s Board of Directors for a term that will expire at the annual general meeting in 2027:

Nominee	For	Against	Abstain	Broker Non-Votes
Robert W. Eifler	135,718,951	30,292	115,286	5,359,210
4.Resolution 4: The following individual was re-elected to the Company’s Board of Directors for a term that will expire at the annual general meeting in 2027:

Nominee	For	Against	Abstain	Broker Non-Votes
Claus V. Hemmingsen	133,770,949	1,977,577	116,003	5,359,210
5.Resolution 5: The following individual was re-elected to the Company’s Board of Directors for a term that will expire at the annual general meeting in 2027:

Nominee	For	Against	Abstain	Broker Non-Votes
Alan J. Hirshberg	134,581,618	1,167,558	115,353	5,359,210
6.Resolution 6: The following individual was re-elected to the Company’s Board of Directors for a term that will expire at the annual general meeting in 2027:

Nominee	For	Against	Abstain	Broker Non-Votes
H. Keith Jennings	135,715,822	33,345	115,362	5,359,210
7.Resolution 7: The following individual was re-elected to the Company’s Board of Directors for a term that will expire at the annual general meeting in 2027:

Nominee	For	Against	Abstain	Broker Non-Votes
Charles M. Sledge	131,655,872	4,092,369	116,288	5,359,210
8.Resolution 8: The resolution to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2026 was approved.

For	Against	Abstain	Broker Non-Votes
133,395,653	7,720,864	107,222	—

9.Resolution 9: The resolution to re-appoint PricewaterhouseCoopers LLP as the Company’s UK statutory auditors, until the annual general meeting in 2027, was approved.

For	Against	Abstain	Broker Non-Votes
133,445,634	7,739,654	38,451	—
10.Resolution 10: The resolution authorizing the Audit Committee to determine the remuneration of the Company’s UK Statutory Auditors was approved.

For	Against	Abstain	Broker Non-Votes
140,230,276	945,236	48,227	—
11.Resolution 11: The resolution to approve, by advisory vote, the compensation of the Company’s named executive officers as disclosed in the proxy statement was approved.

For	Against	Abstain	Broker Non-Votes
127,864,638	2,809,705	5,190,186	5,359,210
12.Resolution 12: The resolution to approve, by advisory vote, the Directors’ Remuneration Report (other than the part containing the directors’ remuneration policy) was approved.

For	Against	Abstain	Broker Non-Votes
132,991,457	2,759,908	113,164	5,359,210
13.Resolution 13: The resolution to approve the Directors’ Remuneration Policy (contained within the Directors’ Remuneration Report) was approved.

For	Against	Abstain	Broker Non-Votes
134,177,570	1,584,568	102,391	5,359,210
14.Resolution 14: The resolution to authorize the Board of Directors to allot shares was approved.

For	Against	Abstain	Broker Non-Votes
114,921,876	26,241,026	60,837	—
15.Resolution 15: The resolution to authorize the Board of Director to allot shares without rights of pre-emption was approved.

For	Against	Abstain	Broker Non-Votes
114,320,989	26,841,561	61,189	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION plc

Date:	April 30, 2026	By:	/s/ Jennie Howard
Jennie Howard
Senior Vice President, General Counsel and Corporate Secretary